RELEASE AGREEMENT


     This Agreement made as of the 12th  day of   November, 2002.


AMONG:

     KAF NETWORKS LLC, a corporation incorporated pursuant to the laws of the State of Florida ("KAF")

     - and -

     BRIAN FOWLER, of the City of Burlington, in the Province of Ontario ("Fowler")

     - and -

     ROBERT S. GIBLETT, of the City of Burlington, in the Province of Ontario ("Giblett")

     - and -

     THE GIBLETT FAMILY TRUST, a trust established pursuant to the laws of the Province of Ontario (the "Giblett Trust")

     - and -

     DAT FAMILY ENTERPRISES INC., a corporation incorporated pursuant to the laws of the Province of Ontario ("DAT")

     - and -

     PJMC FAMILY ENTERPRISES INC., a corporation incorporated pursuant to the laws of the Province of Ontario ("PJMC")

     - and -

     PAUL  BURTON,  of  the  City  of  Burlington,  in  the  Province of Ontario
     ("Burton")

     - and -

     1002390 ONTARIO INC., a corporation incorporated pursuant to the laws of the Province of Ontario (the "Corporation")

     - and -

     THEGLOBE.COM,INC.,  a  Delaware  corporation  (the  "Globe")


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                                        2

     WHEREAS:

1. The Corporation was incorporated by Articles of Incorporation effective September 25th, 1992 which Articles of Incorporation remain unamended;

2. Giblett was elected a director of the Corporation on September 25th, 1992 and is the sole director as of the date of this Agreement;

3. Giblett became an officer holding the office of President on September 25th, 1992 and has held that office since that date other than for a short period during 1993;

4.   Giblett and the Giblett Trust are the sole shareholders of the Corporation.

5. The Corporation is authorized to issue an unlimited number of Class A, Class B, Class C and Class D shares;

6. In or about January, 2002, KAF, Giblett, Burton, DAT, PJMC, the Giblett Trust and the Corporation entered into discussions whereby DAT, PJMC and Burton would each become shareholders of the Corporation and in fact a Shareholders Agreement dated January 22nd, 2002 (the "Shareholders Agreement") was executed by each of KAF, Giblett, DAT, PJMC, the Giblett Trust and the Corporation in anticipation of such an event;

7. Burton was named as a party to the Shareholders Agreement; however, he did not execute the Shareholders Agreement;

8. Although the Shareholders Agreement was executed as stated above, the parties thereto took no steps to further or enforce the Shareholders Agreement in any way and none of the shares which were contemplated by the Shareholders Agreement to be issued were in fact issued;

9. At no time have any of the parties to the Shareholders Agreement save and except Giblett and the Giblett Trust been involved in the business of the Corporation nor have any parties in any way exercised any rights of a shareholder save and except Giblett and the Giblett Trust;

10. The parties hereto agree that the Shareholders Agreement is null and void and of no force and effect and they wish to confirm the same in this Agreement;

11. Fowler and Giblett have from time to time had further discussions in connection with Fowler becoming a shareholder, director and officer of the Corporation; however, although various documentation was prepared and in some cases executed in contemplation of Fowler becoming a shareholder, director and/or officer, such transactions were never completed and any documentation indicating otherwise was anticipatory and was to be held in escrow until such time as negotiations between Fowler and Giblett were finalized;


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                                        3

12. At no time was Fowler ever appointed as a director and/or officer of the Corporation;

13. Prior to, during and following all of the aforesaid negotiations, Fowler created certain technology which is hereinafter referred to as the "internet telephony technology" which enables telephone calls to be made on a data network between "traditional" telephones and computer networks through a series of computer switches;

14. Fowler no longer carries on business with Giblett or the Corporation in any manner;

15. Fowler and the Corporation each claim ownership to the internet telephony technology;

16. Fowler wishes to transfer the internet telephony technology to the Globe, an unrelated third party ("Purchaser");

17. Prior to purchasing the internet telephony technology the Purchaser requires written confirmation from the Corporation and any other relevant party that neither the Corporation nor any other party claims any interest in the internet telephony technology;

18. The parties are prepared to release any interest they may have in the internet telephony technology notwithstanding any dispute as to ownership;

19. The purpose of this Agreement is firstly to clarify for all intents and purposes the actual shareholders of the Corporation as well as the existing officers and directors and, secondly, to release any interest which the Corporation or any of the individual parties hereto may have or may purport to have in the internet telephony technology.

NOW THEREFORE in consideration in payment of the sum of TEN ($10.00) DOLLARS and other good and valuable consideration (the receipt and sufficiency of which is hereby duly acknowledged) the parties hereby agree as follows:

1.   The  above  recitals are true and accurate and form part of this Agreement.

2.   NO SHAREHOLDERS AGREEMENT - The Shareholders Agreement is null and void and
     -------------------------
     of  no  force  and  effect.

3.   SOLE  SHAREHOLDER  -  The  only  shareholders of the Corporation are Robert
     -----------------
     Giblett  and  the  Giblett  Family  Trust.

4.   SOLE  DIRECTOR  -  The  sole director of the Corporation is Robert Giblett.
     --------------

5.   SOLE  OFFICER  -  The  sole  officer  of the Corporation is Robert Giblett.
     -------------


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                                        4

6.   RELEASE OF FOWLER - The Corporation and each of the undersigned (except for
     -----------------
     the Globe) hereby release, remise and forever discharge Fowler, his heirs, executors, successors and assigns of and from all manner of actions, causes of actions, suits, debts, dues, accounts, bonds, covenants, contracts, claims and demands whatsoever which against Fowler, the Corporation and /or the others now have, ever had or hereinafter can, shall or may have for or by reason of any cause, matter or thing whatsoever relating to or arising from the internet telephony technology including any moral, proprietary, equitable or any other right whatsoever therein.

7.   RELEASE  OF  THE  GLOBE - The Corporation, Giblett, the Giblett Trust, DAT,
     -----------------------
     PJMC and Burton hereby release, remise and forever discharge the Globe, its officers, directors, agents, affiliates, successors and assigns of and from all manner of actions, causes of actions, suits, debts, dues, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the Globe, the Corporation and/or Giblett, the Giblett Trust, DAT, PJMC and Burton now have, ever had or hereinafter can, shall or may have for or by reason of any cause, matter or thing whatsoever relating to or arising from the internet telephony technology including any moral, proprietary, equitable or any other right whatsoever therein.

8.   RELEASE OF ANY CLAIM TO INTERNET TELEPHONY TECHNOLOGY - The Corporation and
     -----------------------------------------------------
     each of the undersigned hereby acknowledge, confirm and warrant that the Corporation has no further interest, claim, title, ownership or any other right or claim in or to the internet telephony technology and, further, that Fowler has the full power and authority to transfer and assign the internet telephony technology to the Purchaser.

9.   MUTUAL  RELEASE - Further, the parties hereto (except for the Globe) hereby
     ---------------
     release, remise and forever discharge each other, their heirs, executors, administrators, successors and assigns of and from all manner of actions, causes of actions, suits, debts, dues, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the others each may have, ever had or hereinafter can, shall or may have for or by reason of any cause, matter or thing whatsoever relating to and arising from the business of the Corporation including any interest in the equity, assets or liabilities of the Corporation.

10.  NO  CONTRIBUTION  OR INDEMNITY - Each of the parties (except for the Globe)
     ------------------------------
     agrees not to make any claim or take any proceedings against any other person or corporation who might claim contribution or indemnity from the parties with respect to any matters which may have arisen between the parties with respect to the Corporation up to the present time.

11.  GOVERNING  LAW  -  This  Agreement shall be governed in accordance with the
     --------------
     laws  of the Province of Ontario and the laws of Canada applicable therein.


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                                        5

12.  COUNTERPARTS  -  This Agreement may be signed in counterparts with the same
     ------------
     result  as  if  all  parties  had  each  executed  a  principal  copy.

13.  FURTHER  ASSURANCES  - The parties hereto agree to execute and deliver such
     -------------------
     further and other documents and perform and cause to be performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

14.  BINDING ON SUCCESSORS - The provisions of this Agreement shall enure to the
     ---------------------
     benefit of and be binding upon the parties and their respective heirs, successors, executors, administrators and assigns.


     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first above written.

                              KAF  NETWORKS  LLC.


                              PER:  ______________________________

                              "I have authority to bind the Corporation"


                              ___________________________________
                              BRIAN  FOWLER


                              ___________________________________
                              ROBERT  S.  GIBLETT


                              THE GIBLETT FAMILY TRUST

                              PER:_______________________________

                              "I have authority to bind the Trust"

                              DAT  FAMILY  ENTERPRISES  INC.

                              PER:_______________________________

                              "I have authority to bind the Corporation"


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                                        6

                              PJMC  FAMILY  ENTERPRISES  INC.

                              PER:_______________________________

                              "I have authority to bind the Corporation"



                              ____________________________________
                              PAUL  BURTON

                              1002390  ONTARIO  INC.


                              PER:  _______________________________

                              "I have authority to bind the Corporation"


                              THEGLOBE.COM,INC.



                              PER:  _______________________________

                              "I have authority to bind the Corporation"



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